TBS INTERNATIONAL PLC & SUBSIDIARIES                EXHIBIT 10.19

SECOND AMENDMENT TO LOAN AGREEMENT

by and among

AMOROS MARITIME CORP.,
LANCASTER MARITIME CORP.
AND
CHATHAM MARITIME CORP.,

as Borrowers,

SHERWOOD SHIPPING CORP.
TBS INTERNATIONAL LIMITED
TBS HOLDINGS LIMITED

as Guarantors, and

 AIG COMMERCIAL EQUIPMENT FINANCE, INC.,

as Lender

December 30, 2009

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Second Amendment”) is made and entered into this ___ day of December, 2009, by and among Amoros Maritime Corp., Lancaster Maritime Corp. and Chatham Maritime Corp., each a Marshall Islands corporation having a mailing address of P.O. Box HM 2522, Hamilton HMGX, Bermuda and a registered address of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrowers”; each, a “Borrower”), TBS International Limited, a Bermuda corporation whose tax domicile is in Ireland (“TBSIL Guarantor”), Sherwood Shipping Corp. (“Sherwood”), TBS Holdings Limited, a Bermuda company (“Bermuda Holdco”) and AIG Commercial Equipment Finance, Inc., a Delaware corporation (together with its successors and assigns, “Lender”). Unless specifically defined in this Second Amendment, capitalized terms not used in this Second Amendment shall have the meanings assigned in the Original Loan Agreement, as amended.
WHEREAS, Borrowers, TBSIL Guarantor and Lender are parties to that certain Loan Agreement dated February 29, 2008 (the “Original Loan Agreement,” as amended by the First Amendment (as defined below), this Second Amendment and any future amendments, the “Loan Agreement”); and

WHEREAS, Borrowers delivered the Notes to evidence their Loan under the Loan Agreement, including that certain US$13,000,000 Promissory Note by Lancaster Maritime Corp., that certain US$9,000,000 Promissory Note by Amoros Maritime Corp., and that certain $13,000,000.00 Promissory Note by Chatham Maritime Crop., each payable to the order of Lender and dated February 29, 2008 (the “Original Notes”); and

WHEREAS, the Original Loan Agreement was amended by that certain First Amendment to Loan Agreement dated as of March 27, 2009 (the “First Amendment”).  In connection with the First Amendment, each of the Original Notes was amended by an Addendum dated as of March 27, 2009; and

WHEREAS, TBSIL Guarantor is in the process of reorganizing to become a corporation whose tax domicile is in Ireland, and is the sole owner of Bermuda Holdco, which is the sole owner of Westbrook Holdings Ltd.  By the Reorganization Date, TBSIL Guarantor will become solely owned by TBS International Public Limited Company, an Irish public limited company (“Parent Guarantor”).  As a consequence of such pending changes in capacity and ownership, TBSIL Guarantor should no longer be referenced under the defined term “Parent Guarantor”, which should be the entity possessing ultimate ownership and which is the public reporting entity.  Accordingly, effective as of the Reorganization Date (as hereinafter defined) references to “Parent Guarantor” under the Loan Agreement should be to the Parent Guarantor under this Second Amendment, with the exceptions noted below; and

WHEREAS, the parties wish to further amend the Loan Agreement and Notes in various respects, including (i) a modification of the Interest Rate to change the floor or minimum rate from 7.0% to 10.00%  (ii) a change in the Margin from 3.50% to 5.00%,; (iii) a modification of the applicable Prepayment Fees to (x) three percent (3.0%) for any prepayments occurring on or prior to May 15, 2010, (y) two percent (2.0%) for any prepayment occurring after May 15, 2010 but on or prior to May 15, 2011, and (z) one percent (1.0%) for any prepayments occurring after May 15, 2011 (iv) a modification of the Minimum Cash Liquidity covenant in Section 6.10 (b) for the period from November 30, 2009 through April 2, 2010, among other matters more fully addressed below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Lender hereby agree as follows:
1.  The following definitions in the Original Loan Agreement, as previously amended by the First Amendment, are amended and restated, effective as of the date of this Second Amendment.

“Interest Rate” means, for each Loan, a rate over each Adjustment Period equal to the greater of (a) ten percent (10.00%) per annum, or (b) LIBOR Rate PLUS the Margin per annum, adjusted for each Adjustment Period effective as of the first day of each Adjustment Period.  The Interest Rate is subject to the default rate of interest now or hereafter set forth in each Note, which default rate shall be equal to the lesser of (i) the Interest Rate plus 2.0%, or (ii) the maximum rate of interest permitted by Applicable Law.   At no time will the Interest Rate ever be less than ten percent (10.00%) per annum.

As a result of such change, the floor or minimum Interest Rate will be 10.00% per annum, effective as of the date of this Second Amendment.

“Margin” means five percent (5.00%), unless the sum of the Margin and the LIBOR Rate on the first day of an Adjustment Period is less than ten percent per annum, in which case the Margin shall equal the difference between ten percent per annum and the LIBOR Rate in effect on such date, resulting in an Interest Rate of at least ten percent per annum at all times during the term of this Agreement.

The following new definition is added to the Loan Agreement:

“Reorganization Date” means the date on which all of the following have been accomplished: (i) the change of the tax domicile of TBSIL Guarantor to Ireland, (2) the capitalization of Parent Guarantor, and the transfers of stock ownership among the various holding companies as provided in the revised restatements to Section 4.16 and Section 5. 10 of the Loan Agreement under Paragraph 3 below.

2.   Section 2.03 of the Original Loan Agreement, as previously amended by the First Amendment, is amended and restated to read as follows:

Section 2.03.  The Notes.  Each Loan and each Borrower’s obligation to repay its Loan shall be evidenced by and repayable with interest in accordance with the terms of such Borrower’s Note in the form attached to the Original Loan Agreement as Schedule 2.03, as amended by an addendum (the “First Addendum”) in the form attached to the First Amendment to Loan Agreement dated as of March 27, 2009, which Note and First Addendum have been further revised by a second addendum (the “Second Addendum”) in the form attached to the Second Amendment to Loan Agreement dated December __, 2009 as Schedule 2.03A2.  Principal and interest payable under each Note shall be repaid in accordance with the repayment terms set forth in the Note, as amended by the applicable First Addendum, as such Note and First Addendum are further amended by the applicable Second Addendum.  Each Note provides for a default rate of interest.

3.   Section 4.16 of the Original Loan Agreement and Section 5.10 of the Original Loan Agreement, as previously amended by the First Amendment, are further amended and restated as follows:

Section 4.16.  Ownership of Borrower and Westbrook Holdings Ltd.  Each Borrower is a wholly owned subsidiary of Westbrook Holdings Ltd., a Marshall Islands corporation.  Westbrook Holdings Ltd is a wholly owned subsidiary of TBS Holdings Limited (“Bermuda Holdco”).

Section 5.10.  Ownership of Borrower, Sherwood and Parent Guarantor.  Effective as of the Reorganization Date, Parent Guarantor shall own 100% of all the issued and outstanding shares of TBS International Limited (“TBSIL Guarantor”). TBSIL Guarantor owns 100% of all the issued and outstanding shares of Bermuda Holdco.  Bermuda Holdco owns 100% of all of the issued and outstanding shares of Westbrook Holdings Ltd. (“Westbrook”).  Westbrook owns 100% of all of the issued and outstanding shares of Sherwood Shipping Corp. (“Sherwood”) and each Borrower.  There shall be no sale, transfer, pledge, donation, hypothecation, alienation or other encumbrance of any of the outstanding shares of any Borrower or Sherwood.

4.   Section 5.12 of the Original Loan Agreement, as previously amended by the First Amendment, is further amended and restated as follows:

Section 5.12     Valuation.  Commencing with the 2009 fiscal year, Borrowers will deliver to Lender as soon as available, but in any event within 30 days after the end of each fiscal year (or, in the case of the fiscal year ending December 31, 2009, by April 2, 2010) a certificate executed by an Officer setting forth the Fair Market Value of the Vessels as of such fiscal year end and attaching the most recent Valuation of the Vessels as of such date.

If for any reason at any time the Total Outstanding shall exceed the Loan Value, the Borrowers shall immediately prepay the Loans in an aggregate amount equal to such excess; provided that, the Borrowers shall not be required to make such prepayment of the Loans so long as (A) no Default or Event of Default shall have occurred or then be continuing and (B) within 10 days of any such event (or, in the case of any Disposition of a Vessel, prior to any such Disposition), (x) the Borrowers pledge additional vessels for inclusion in the Vessels (to be accepted by Lender in its sole discretion) having an appraised Fair Market Value sufficient to eliminate such deficiency or (y) the Borrowers cause another Subsidiary of Parent Guarantor (which may be an Excluded Subsidiary) to join this agreement and such Person pledges additional vessels having an appraised Fair Market Value sufficient to eliminate such deficiency, in each case, such pledge to be in a manner and pursuant to documentation satisfactory in all respects to the Lender, and to include a Valuation of such additional vessels and documentation and information acceptable to Lender.

5.   Section 6.10 (b) of the Original Loan Agreement, as previously amended by the First Amendment, is further amended and restated to read as follows:

Section 6.10   Financial Covenants.  Borrowers covenant and agree that for the term of this Agreement that Parent Guarantor and its consolidated Affiliates and Subsidiaries shall not violate, on a consolidated basis, the following financial covenants:
1.

* * *

(b)      Minimum Cash Liquidity.  Qualified Cash, plus Availability in an average daily amount during such calendar month shall not be less than (a) for the calendar months during 2008, $15,000,000.00, (b) for the months of January 2009 through October 2009, $40,000,000.00, (c) for the period from November 1, 2009 through April 2, 2010, $25,000,000.00, and (d) commencing on April 3, 2010 through April 30, 2010, and for each calendar month ending on or after May 31, 2010, $15,000,000.00.

* * *

6.   The agreement of Lender to enter into this Second Amendment is subject to the condition precedent that Lender shall have received all of the following, in form and substance acceptable to Lender in its sole discretion:

(a) executed Second Addenda to the Notes, and the Unsecured Guaranties of Bermuda Holdco covering the Obligations;

(b) opinions of counsel of Borrowers, TBSIL Guarantor and Bermuda Holdco with respect to this Second Amendment and the Unsecured Guaranties of Parent Guarantor and Bermuda Holdco;

(c) copies of the Articles of Incorporation and Bylaws or other organizational documents for each of TBSIL Guarantor and Bermuda Holdco, certified by an authorized officer of such entity as being true and correct copies thereof;

(d) signed copies of a certificate of an authorized officer of Borrowers, TBSIL Guarantor and Bermuda Holdco which shall certify the names of the officers of such entities authorized to execute and deliver this Second Amendment and the other Loan Documents to which such entities are a party, and other documents or certificates to be delivered pursuant to this Second Amendment or the related Security Documents, together with the true signatures of such officers;

(e) copies of the appropriate resolutions and consents of Borrowers, TBSIL Guarantor and Bermuda Holdco approving the Second Amendment and related Loan Documents, certified by the Secretary (or other appropriate official) of such party as being a true and correct copy thereof;

(g) a good standing certificate with respect to Bermuda Holdco, issued as of a recent date by the Secretary of State or other appropriate and authorized official of  Bermuda Holdco’s respective jurisdiction of incorporation;

(h) such other documents, certifications and acknowledgments respecting the Loan Documents or the Security Documents as Lender shall reasonably request;

(i) the continuing compliance by Borrowers and Guarantors of their obligations under the Loan Agreement as modified by the First Amendment and as both the Original Loan Agreement and First Amendment have been modified by this Second Amendment;

(j) evidence satisfactory to Lender that no Loan Party is in default under the Loan or any other indenture or loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or its properties may be bound or affected; or, if such default exists, that it has been waived by the applicable creditor; and

(k) Lender’s receipt of all fees and costs of Lender in connection with this Second Amendment and the transactions contemplated hereby.

In addition, on or before the Reorganization Date, Lender shall receive the following documents with respect to TBS International Public Limited Company:

(l)  the Unsecured Guaranties of such entity with respect to each Borrower, as well as such entity’s intervention to this Second Amendment, in which it agrees to be bound hereunder, in substantially the form of Intervention attached hereto (the “Intervention”);

(m) signed copies of a certificates of an authorized officer of such entity which shall certify the names of the officers of such entities authorized to execute and deliver the Intervention and the other Loan Documents to which such entity is a party, and other documents or certificates to be delivered pursuant to this Second Amendment or the related Loan Documents, together with the true signatures of such officers;

(n) copies of the Articles of Incorporation and Bylaws or other organizational documents for Parent Guarantor, certified by an authorized officer of such entity as being true and correct copies thereof;

(o)  opinions of counsel of such entity with respect to its Unsecured Guaranties and the Intervention; and

(p) a good standing certificate with respect to such entity, issued as of a recent date by the Secretary of State or other appropriate and authorized official of its jurisdiction of incorporation.

Lender’s waiver of any condition with respect to this Second Amendment for a particular Borrower shall not be deemed absent express written agreement to constitute a waiver of such condition as it may apply to any other Borrower.

7.   All references in the Original Loan Agreement and other Loan Documents to “Guarantor” and “Loan Parties” shall include, without limitation, Bermuda Holdco, and effective as of the Reorganization Date, Parent Guarantor.  Bermuda Holdco shall observe all of the obligations imposed on each Guarantor under the Loan Document. Effective as of the Reorganization Date, with the exception of the references contained in the definition of “B of A Credit Agreement” and “Availability”, all references to “Parent Guarantor” in the Loan Agreement and all other Loan Documents shall be to the new Parent Guarantor, the ultimate parent holding company and public reporting entity, TBS International Public Limited Company.   The reference to “Parent Guarantor” in the definitions of “B of A Credit Agreement” and “Availability” is hereby changed to TBSIL Guarantor. Until the Reorganization Date, all other references in the Loan Agreement and other Loan Documents to “Parent Guarantor” shall be to TBSIL Guarantor.  TBSIL Guarantor confirms and acknowledges that its Unsecured Guaranties dated February 29, 2008 remain the valid and binding obligations of TBSIL Guarantor and in full force and effect.

8.   Borrowers agree to pay all costs and expenses in connection with the execution and recordation of this Second Amendment and all other Loan Documents executed in connection herewith.  In addition, Borrowers shall reimburse Lender for all costs incurred by Lender in connection with this Second Amendment and the transactions contemplated hereby, including without limitation, the costs of Lender’s counsel, and the costs of Panamanian and other foreign counsel.  Nothing herein shall be deemed to waive or limit Borrowers’ obligation to reimburse and indemnify Lender as provided in Section 8.05 of the Original Loan Agreement.  Borrowers agree to pay Lender a modification fee of $83,125.00 in connection with this Second Amendment within thirty (30) days of receipt of Lender’s invoice, which shall be fully earned and non-refundable.

9.   This Second Amendment may be executed separately by the Loan Parties and Lender in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same instrument.

10.   THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECOND AMENDMENT AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

11.   Borrowers, TBSIL Guarantor, Sherwood and Bermuda Holdco, by executing this Second Amendment, hereby confirm and acknowledgment that the amounts owed by them under the Loan Agreement are free and clear of any deductions, offsets, counterclaims or other reductions.  Borrowers, TBSIL Guarantor, Sherwood and Bermuda Holdco further acknowledge that Lender has fully complied with all of its obligations under the Loan Agreement and the Loan Documents, and hereby waive, release and discharge Lender from and against any claim, right, demand or cause of action arising on or before the date of this Second Amendment out of any act or failure to act by Lender or any breach by Lender of any obligation under or in connection with the Loan Agreement or the Loan Documents, whether arising under theories of contract, tort, lender liability or otherwise.

{signature page follows}

BORROWERS:

AMOROS MARITIME CORP.

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

LANCASTER MARITIME CORP.

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

CHATHAM MARITIME CORP.

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

GUARANTORS:

TBSIL GUARANTOR:
TBS INTERNATIONAL LIMITED

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

[SIGNATURES CONTINUED ON NEXT PAGE]

BERMUDA HOLDCO:
TBS HOLDINGS LIMITED, a Bermuda company

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

SHERWOOD:
SHERWOOD SHIPPING CORP.

/s/ Christophil B. Costas
By:  Christophil B. Costas
Title:  Attorney in Fact

LENDER:
AIG COMMERCIAL EQUIPMENT FINANCE, INC.

By: /s/ Joe Gensor
Name:  Joe Gensor
Title:  Vice President

Form of Intervention

INTERVENTION

AND NOW, INTO THE PRESENTS OF THAT CERTAIN SECONDAMENDMENT TO LOAN AGREEMENT DATED AS OF DECEMBER __, 2009 (“THE SECOND AMENDMENT”) by and among Amoros Maritime Corp., Lancaster Maritime Corp. and Chatham Maritime Corp., each a Marshall Islands corporation having a mailing address of P.O. Box HM 2522, Hamilton HMGX, Bermuda and a registered address of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrowers”; each, a “Borrower”), TBS International Limited, a Bermuda corporation whose tax domicile is in Ireland (“TBSIL Guarantor”), Sherwood Shipping Corp. (“Sherwood”), TBS Holdings Limited, a Bermuda company (“Bermuda Holdco”) and AIG Commercial Equipment Finance, Inc., a Delaware corporation (together with its successors and assigns, “Lender”),

COMES AND INTERVENES TBS INTERNATIONAL PUBLIC LIMITED COMPANY, an Irish public limited company (“Parent Guarantor”), who agrees to become bound under the Second Amendment, the Loan Agreement and all other Loan Documents as a “Guarantor” under such documents, and in connection therewith, has executed its Unsecured Guaranties with respect to the Obligations of the Borrowers.   Parent Guarantor represents that the “Reorganization Date” under the Second Amendment shall be deemed to have occurred, effective as of the date of this Intervention.   Following the date of this Intervention, all references in the Loan Documents to “Guarantor” and “Loan Party” shall include, without limitation, Parent Guarantor.

Date:  January ___, 2010.

PARENT GUARANTOR:
PRESENT WHEN THE COMMON SEAL OF
TBS INTERNATIONAL PUBLIC LIMITED COMPANY,
an Irish public limited company, was affixed hereto

_____________________________
By:  Christophil B. Costas
Title:  Attorney in Fact

LENDER:
AIG COMMERCIAL EQUIPMENT FINANCE, INC.

By: __________________________
Name:  Joe Gensor
Title:  Vice President

SCHEDULE 2.03A2

Form of Second Addendum

SECOND ADDENDUM TO PROMISSORY NOTE

This Second Addendum to Promissory Note is made as of December __, 2009 with respect to the Promissory Note dated February 29, 2008 by [       ] CORP. in the original stated principal amount of $[   ] (the “Note”) to the order of AIG COMMERCIAL EQUIPMENT FINANCE, INC.

The last two sentences of the first paragraph on Page 1 of the Note, commencing “The Interest Rate shall be…” and “Beginning on the first day..,” respectively, are deleted, and the following sentences are inserted in replacement thereof:

 “The Interest Rate shall be equal to the greater of (a) ten percent per annum or (b) LIBOR Rate (as defined in the Loan Agreement) plus 5.0%.  Payee shall have the right to prospectively increase the interest rate hereunder following an Event of Default to the Default Rate, as provided below.  Beginning on the first day of the Adjustment Period (as defined in the Loan Agreement) following the date hereof, the Interest Rate hereunder shall be adjusted each Adjustment Period and such adjustment shall be effective throughout such Adjustment Period.”

The final paragraph of the first page of the Note, which is continued and completed on the second page of the Note, is amended and restated to read as follows:

“In addition to the required payments set forth above, the undersigned shall have the right to prepay this Note, in whole or in part, at any time following the first anniversary date of this Note on fifteen (15) days prior written notice to the Payee, provided, that the amount of the prepayment is at least $500,000.00 and the prepayment is made in multiples of $500,000.00, and further provided that on the date of such prepayment, the undersigned shall pay the principal amount of this Note being so prepaid (the “Prepayment Amount”), together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment and, the Prepayment Fee set forth below.  If the undersigned prepays this Note in full or in part, the undersigned shall pay, on the date of such prepayment, a fee  (the “Prepayment Fee”) to the Payee in an amount equal to (a) 3% of the amount of the principal prepayment, if prepayment is made before May 15, 2010; (b) 2% of the amount of the principal prepayment, if prepayment is made on or after May 15, 2010 but before May 15, 2011; or (c) 1% of the amount of the principal prepayment, if prepayment is made on or after May 15, 2011, provided that the Prepayment Fee shall be charged and paid only to the extent permitted by Applicable Law.  No prepayments will be permitted prior to the first anniversary date of this Note.  Any prepayment pursuant to this paragraph shall be applied to the installments hereof in the inverse order of maturity. In addition, at the time of any prepayment, the undersigned shall pay to Payee such amount as will compensate Payee for any loss, cost, expense, penalty, claim or liability incurred by Payee as a result of such prepayment which requires the Payee to prematurely break any related swap, interest rate hedge or other derivative arrangement.  The Payee shall have no obligation to purchase or enter into any swap or other derivative arrangement in connection with funding or maintaining the loan evidenced by this Note.”

                             [          ]    CORP.

By:
Name:
Title:   Attorney in Fact
ACCEPTED BY LENDER:

AIG COMMERCIAL EQUIPMENT FINANCE, INC.

By:
Name:
Title: